                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                        CREDIT SUISSE HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------
        PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED
        IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

                       CREDIT SUISSE HIGH YIELD BOND FUND
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 293-1232

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 20, 2006

TO THE SHAREHOLDERS OF
CREDIT SUISSE HIGH YIELD BOND FUND:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Credit Suisse High Yield Bond Fund (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on April 20, 2006, at 2:00 p.m. New York time.

     The purpose of the Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

        1. To elect three (3) Trustees of the Fund.

     This item is discussed in greater detail in the attached Proxy Statement.

     The close of business on February 24, 2006 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

     This notice and related proxy material are first being mailed to shareholders on or about March 6, 2006.

                                   By Order of the Board of Trustees

                                                    /s/ Michael A. Pignataro
                                                      MICHAEL A. PIGNATARO
                                                            SECRETARY

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: March 6, 2006
New York, New York

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                 (This page has been left blank intentionally.)

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                       CREDIT SUISSE HIGH YIELD BOND FUND
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 20, 2006

     This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the "Board") of Credit Suisse High Yield Bond Fund (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC ("Credit Suisse"), 466 Lexington Avenue, 16th Floor, New York, New York 10017 on April 20, 2006 (commencing at 2:00 p.m. New York time) and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement.

     Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, Credit Suisse, the investment adviser to the Fund, State Street Bank & Trust Company, the administrator of the Fund (the "Administrator"), or D.F. King & Co., Inc. ("D.F. King"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee not to exceed $1,500 and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of D.F. King for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about March 6, 2006.

     Credit Suisse has its principal executive office at 466 Lexington Avenue, 16th Floor, New York, New York 10017. The Administrator has its principal executive office at 225 Franklin Street, Boston, Massachusetts 02110.

     The Fund's Annual Report containing audited financial statements for the fiscal year ended October 31, 2005 has been previously furnished to all shareholders of the Fund. It is not to be regarded as proxy-soliciting material.

     If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Any shareholder giving a Proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

     The presence in person or by proxy of the holders of a majority of the shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy, and the persons named as proxies will vote those proxies that they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 130 days after the record date. At such adjourned Meeting, any business may be transacted which could have been transacted at the original Meeting.

     A Proxy that is properly executed and returned accompanied by instructions to withhold authority to vote (an abstention) or that represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be treated as shares that are present, but that have not voted, for the purpose of determining a quorum for the transacting of business. Under Delaware law, abstentions and broker non-votes do not constitute a vote "FOR" or "AGAINST" a matter. The election of a Trustee requires that the successful candidate receive a plurality of votes cast at the Meeting in person or by proxy; therefore, abstentions and broker non-votes will be disregarded.

     Credit Suisse and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

     The Fund has one class of shares of beneficial interest of capital stock (the "Shares"). On the record date, February 24, 2006, there were 55,040,639 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to a proportionate share of one vote.

     In order that your Shares may be represented at the Meeting, you are requested to:

     - indicate your instructions on the Proxy;

     - date and sign the Proxy;

     - mail the Proxy promptly in the enclosed envelope; and

     - allow sufficient time for the Proxy to be received and processed on or before 2:00 p.m. on April 20, 2006.

                        PROPOSAL 1: ELECTION OF TRUSTEES

     The only proposal to be submitted at the Meeting will be the election of three (3) Trustees of the Fund to hold office for the terms set forth below and until their successors are elected and qualified.

     Pursuant to the Fund's Agreement and Declaration of Trust, the Board is divided into three classes, each class having a term of three years. Each year the term of one class will expire. James J. Cattano and Steven N. Rappaport are each being nominated to serve as a Class I Trustee for a three-year term to expire at the Fund's 2009 Annual Meeting of Shareholders or until his successor is duly elected and qualified. Lawrence D. Haber is being nominated to serve as a Class II Trustee for a one-year term to expire at the Fund's 2007 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

     Enrique R. Arzac is the Class III Trustee whose term will expire at the Fund's 2008 Annual Meeting of Shareholders. Lawrence J. Fox is the Class II Trustee whose term will expire at the Fund's 2007 Annual Meeting of Shareholders.

     Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement.

     The following tables set forth certain information regarding the nominees for election to the Board, Trustees whose terms of office continue beyond the Meeting, and the principal officers of the Fund. The current terms of office of the Fund's officers will end at the Board of Trustees' meeting next following the Meeting.

                                                                                                 NUMBER OF
                                                                                                 FUNDS IN
                                                                                                   FUND
                                     POSITION(S)     TERM OF OFFICE AND        PRINCIPAL          COMPLEX
      NAME, ADDRESS, AND             HELD WITH        LENGTH OF TIME         OCCUPATION(S)      OVERSEEN BY  OTHER DIRECTORSHIPS
        DATE OF BIRTH                   FUND              SERVED           DURING PAST 5 YEARS    TRUSTEE*     HELD BY TRUSTEE
      ------------------             -----------     ------------------    -------------------  -----------  -------------------
NON-INTERESTED NOMINEES FOR TRUSTEE:
James J. Cattano                     None            None                 President, Primary         6      None
   c/o Primary Resources, Inc.                                            Resources Inc. (an
   55 Old Field Point Road                                                international trading
   Greenwich, CT 06830                                                    and manufacturing
   Date of Birth: 06/24/43                                                company specializing
                                                                          in the sale of
                                                                          agricultural
                                                                          commodities
                                                                          throughout Latin
                                                                          American markets)
                                                                          since October 1996

                                                                                                NUMBER OF
                                                                                                 FUNDS IN
                                                                                                   FUND
                                  POSITION(S)     TERM OF OFFICE AND           PRINCIPAL         COMPLEX
      NAME, ADDRESS, AND          HELD WITH        LENGTH OF TIME            OCCUPATION(S)      OVERSEEN BY  OTHER DIRECTORSHIPS
        DATE OF BIRTH                FUND              SERVED              DURING PAST 5 YEARS    TRUSTEE*     HELD BY TRUSTEE
      ------------------          -----------     ------------------      --------------------- -----------  -------------------
Steven N. Rappaport             Trustee,          Since 2005; current     Partner of Lehigh          47     Director of Presstek,
   c/o Lehigh Court, LLC        Nominating and    term ends at the 2006   Court, LLC and RZ                 Inc. (a digital
   40 East 52nd Street          Audit Committee   annual meeting          Capital (private                  imaging technologies
   New York, New York 10022     Member                                    investment firms)                 company); Director of
   Date of Birth: 07/10/48                                                from July 2002 to                 Wood Resources, LLC
                                                                          present; Transition               (a plywood
                                                                          Adviser to SunGard                manufacturing
                                                                          Securities Finance,               company)
                                                                          Inc. from February
                                                                          2002 to July 2002;
                                                                          President of SunGard
                                                                          Securities Finance,
                                                                          Inc. from 2001 to
                                                                          February 2002;
                                                                          President of Loanet,
                                                                          Inc. (an on-line
                                                                          accounting service)
                                                                          from 1997 to 2001

INTERESTED NOMINEE FOR TRUSTEE:
Lawrence D. Haber**             None              None                    Managing Director and      7      None
   c/o Credit Suisse Asset                                                Chief Operating
   Management, LLC                                                        Officer of Credit
   Attn: General Counsel                                                  Suisse; Member of
   466 Lexington Avenue                                                   Credit Suisse's
   New York, New York                                                     Management Committee;
   10017-3140                                                             Chief Financial
   Date of Birth: 06/27/51                                                Officer of Merrill
                                                                          Lynch Investment
                                                                          Managers from 1997 to
                                                                          2003

                                                                                                NUMBER OF
                                                                                                 FUNDS IN
                                                                                                  FUND
                                  POSITION(S)     TERM OF OFFICE AND            PRINCIPAL        COMPLEX
      NAME, ADDRESS, AND          HELD WITH        LENGTH OF TIME             OCCUPATION(S)     OVERSEEN BY  OTHER DIRECTORSHIPS
        DATE OF BIRTH               FUND               SERVED              DURING PAST 5 YEARS    TRUSTEE*     HELD BY TRUSTEE
      ------------------          -----------     ------------------      --------------------- -----------  -------------------
NON-INTERESTED TRUSTEES:
Enrique R. Arzac                Chairman of the   Since 2001; Chairman    Professor of Finance       47     Director of The Adams
   c/o Credit Suisse Asset      Board of          since 2005; current     and Economics,                    Express Company (a
   Management, LLC              Trustees;         term ends at the 2008   Graduate School of                closed-end investment
   Attn: General Counsel        Nominating        annual meeting          Business, Columbia                company); Director of
   466 Lexington Avenue         Committee                                 University since                  Petroleum and
   New York, New York           Chairman and                              1971.                             Resources Corporation
   10017-3140                   Audit Committee                                                             (a closed-end
   Date of Birth: 10/02/41      Member                                                                      investment company)

Lawrence J. Fox                 Trustee,          Since 2001; current     Partner of Drinker         6      Director, Winthrop
   One Logan Square             Nominating        term ends at the 2007   Biddle & Reath (law               Trust Company
   18th & Cherry Streets        Committee Member  annual meeting          firm) since 1972.
   Philadelphia, Pennsylvania   and Audit
   19103                        Committee
   Date of Birth: 07/17/43      Chairman

        NAME, ADDRESS AND            POSITIONS(S) HELD
          DATE OF BIRTH                  WITH FUND          LENGTH OF TIME SERVED   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
        -----------------            -----------------      ---------------------   -------------------------------------------
Steven B. Plump                   Chief Executive Officer   Since 2005             Managing Director of Credit Suisse; Associated
   Credit Suisse Asset            and President                                    with Credit Suisse or its predecessor since
   Management, LLC                                                                 1995; Officer of other Credit Suisse Funds
   466 Lexington Avenue
   New York, New York
   10017-3140
   Date of Birth: 02/08/59

Martha B. Metcalf                 Chief Investment Officer  Since 2005             Managing Director of Credit Suisse since
   Credit Suisse Asset                                                             2005; Managing Director, Portfolio Manager of
   Management, LLC                                                                 Global High Yield bonds and head of a global
   466 Lexington Avenue                                                            high yield business at Invesco from 2000 to
   New York, New York 10017                                                        2005; Officer of other Credit Suisse Funds
   Date of Birth: 04/09/65

        NAME, ADDRESS AND          POSITIONS(S) HELD
          DATE OF BIRTH                WITH FUND          LENGTH OF TIME SERVED   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
        -----------------          -----------------      ---------------------   -------------------------------------------
Michael E. Gray                   Investment Officer      Since 2005               Managing Director of Credit Suisse;
   Credit Suisse Asset                                                             Associated with Credit Suisse since 2004;
   Management, LLC                                                                 Managing Director at Deutsche Asset
   466 Lexington Avenue                                                            Management and head of U.S. credit research
   New York, New York 10017                                                        from 2002 until 2004; Executive Director at
   Date of Birth: 07/08/68                                                         UBS and head of European credit research from
                                                                                   1999 to 2002

Michael A. Pignataro              Chief Financial Officer,  Since 2000             Director and Director of Fund Administration
   Credit Suisse Asset            Vice President and                               of Credit Suisse; Associated with Credit
   Management, LLC                Secretary                                        Suisse since 1984; Officer of other Credit
   466 Lexington Avenue                                                            Suisse Funds
   New York, New York
   10017-3140
   Date of Birth: 11/15/59

Emidio Morizio                    Chief Compliance Officer  Since 2004             Director and Global Head of Compliance of
   Credit Suisse 466                                                               Credit Suisse; Associated with Credit Suisse
   Lexington Avenue                                                                since July 2000; Vice President and Director
   New York, New York                                                              of Compliance of Forstmann-Leff Associates
   10017-3140                                                                      from 1998 to June 2000; Officer of other
   Date of Birth: 09/21/66                                                         Credit Suisse Funds

Ajay Mehra                        Chief Legal Officer       Since 2004             Director and Head of Legal Americas
   Credit Suisse Asset                                                             Traditional Asset Management and Hedge Funds
   Management, LLC                                                                 of Credit Suisse; Associated with Credit
   466 Lexington Avenue                                                            Suisse since September 2004; Senior Associate
   New York, New York                                                              of Shearman & Sterling LLP from September
   10017-3140                                                                      2000 to September 2004; Senior Counsel of the
   Date of Birth: 08/14/70                                                         SEC Division of Investment Management from
                                                                                   June 1997 to September 2000; Officer of other
                                                                                   Credit Suisse Funds

J. Kevin Gao                      Senior Vice President     Since 2004             Director and Legal Counsel of Credit Suisse;
   Credit Suisse Asset                                                             Associated with Credit Suisse since July
   Management, LLC                                                                 2003; Associated with the law firm of Willkie
   466 Lexington Avenue                                                            Farr & Gallagher LLP from 1998 to 2003;
   New York, New York                                                              Officer of other Credit Suisse Funds
   10017-3140
   Date of Birth: 10/13/67

Robert Rizza                      Treasurer                 Since 2001             Vice President of Credit Suisse; Associated
   Credit Suisse Asset                                                             with Credit Suisse since 1998; Officer of
   Management, LLC                                                                 other Credit Suisse Funds
   466 Lexington Avenue
   New York, New York
   10017-3140
   Date of Birth: 12/09/65

----------
   * Includes funds in the Fund Complex, which are not covered in this Proxy Statement, for which nominees are seeking election at an April 20, 2006 shareholder meeting to the boards of funds on which they do not currently serve as Trustees/Directors.

  ** Mr. Haber is an "interested person" of the Fund (as defined in the Investment Company Act of 1940 (the "1940 Act")) by virtue of his current position as an officer of Credit Suisse.

     Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Credit Suisse Family of Investment Companies (as defined below) beneficially owned by each Trustee or nominee.

                                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                                                          SECURITIES IN ALL FUNDS OVERSEEN BY
                                                                             TRUSTEE OR NOMINEE IN CREDIT
                                      DOLLAR RANGE OF EQUITY SECURITIES       SUISSE FAMILY OF INVESTMENT
NAME OF TRUSTEE OR NOMINEE                  IN THE FUND*(1)(2)                    COMPANIES*(1)(3)
--------------------------            ---------------------------------   -----------------------------------
NON-INTERESTED NOMINEES FOR TRUSTEE:
James J. Cattano (4)                                 A                                   C
Steven N. Rappaport                                  C                                   E

NON-INTERESTED TRUSTEES:
Enrique R. Arzac                                     C                                   E
Lawrence J. Fox                                      C                                   C

INTERESTED NOMINEE FOR TRUSTEE:
Lawrence D. Haber (4)                                A                                   A

----------
*    Key to Dollar Ranges:
       A.  None
       B.  $1 - $10,000
       C.  $10,001 - $50,000
       D.  $50,001 - $100,000
       E.  over $100,000

(1) This information has been furnished by each Trustee as of December 31, 2005. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934 (the "1934 Act").

(2) The Fund's Trustees and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.

(3) "Credit Suisse Family of Investment Companies" means those registered investment companies that share Credit Suisse as their investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

(4)  Messrs. Cattano and Haber were not Trustees during this period.

     As of December 31, 2005, none of the non-interested nominees for election to the Board, the non-interested Trustees or their immediate family members owned beneficially or of record any class of securities in Credit Suisse or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Credit Suisse.

     During the fiscal year ended October 31, 2005, each Trustee who was not a director, officer, partner, co-partner or employee of Credit Suisse, the Administrator or any affiliate thereof, received an annual fee of $12,500 and $1,000 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Fund's Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended October 31, 2005 to all such unaffiliated Trustees was $55,500.

     During the fiscal year ended October 31, 2005, the Board convened six times. Each Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Trustee.

     Messrs. Arzac, Fox, Rappaport and James S. Pasman, Jr. (a Trustee who is retiring effective as of the date of the Annual Meeting of Shareholders) constitute the Fund's Audit Committee, which is composed of Trustees who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of the New York Stock Exchange, Inc. (the "NYSE")). The Audit Committee convened six times during the fiscal year ended October 31, 2005. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund.

     The Trustees constituting the Fund's Audit Committee also constitute the Fund's Nominating Committee, which is composed of Trustees who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of the NYSE). The Nominating Committee met five times during the fiscal year ended October 31, 2005. At a meeting of the Nominating Committee held on December 6, 2005, the Nominating Committee (with the nominee abstaining from voting) nominated each of Messrs. Cattano and Rappaport for a three-year term. At a meeting of the Nominating Committee held on February 15, 2005, the Nominating Committee (with the nominee abstaining from voting) nominated Mr. Haber for a one-year term. The Board has adopted a Nominating Committee Charter (a copy of which was included as Appendix A to the Fund's proxy statement dated January 11, 2005). In nominating candidates, the Nominating Committee will take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

     The Nominating Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017. Any submission should include at a minimum the following information: as to each individual proposed for election or re-election as Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected)). In the case of the Fund holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Fund's proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the Fund's previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund's By-laws, or as required by any relevant stock exchange listing standards.

     The Fund does not have a Compensation Committee.

OTHER BOARD-RELATED MATTERS

     Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

     The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders.

                          REPORT OF THE AUDIT COMMITTEE

     Pursuant to the Audit Committee Charter adopted by the Board (a copy of which was included as Appendix B to the Fund's proxy statement dated January 11,
2005), the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm and overseeing the Fund's internal controls. The Fund's Audit Committee charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PwC") to the Fund and to Credit Suisse and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     The Audit Committee has met with the Fund's management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended October 31, 2005. The Audit Committee has also met with the Fund's independent registered public accounting firm, PwC, and discussed with them certain matters required by Statement of Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received from PwC the letter required by the Securities and Exchange Commission's ("SEC") independence rules describing any relationships between it and the Fund, Credit Suisse and its affiliates that may be thought to bear upon the independence of the independent registered public accounting firm. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Fund, Credit Suisse and its affiliates was compatible with maintaining PwC's independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis for determining that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2005 Annual Report to Shareholders for the fiscal year ended October 31, 2005 and be mailed to shareholders and filed with the SEC.

        SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF TRUSTEES

                                Enrique R. Arzac
                                 Lawrence J. Fox
                              James S. Pasman, Jr.
                              Steven N. Rappaport

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     At a meeting held on November 17, 2005, the Fund's Audit Committee approved the selection of PwC for the fiscal year ending October 31, 2006. PwC has been the Fund's independent registered public accounting firm since February 1, 2001, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement, if the representative so desires, and will be available to respond to appropriate questions.

     The information in the table below is provided for services rendered to the Fund by PwC for its fiscal years ended October 31, 2004 and October 31, 2005.

                                                                                2004           2005
                                                                                ----           ----
Audit Fees                                                                    $  29,580      $  31,060
Audit-Related Fees(1)                                                         $   4,500      $  12,050
Tax Fees(2)                                                                   $   2,284      $   2,400
All Other Fees                                                                $       0      $       0
Total                                                                         $  36,364      $  45,510

----------
(1) Services include agreed-upon procedures in connection with the Fund's semi-annual financial statements ($3,000 in 2004 and $3,150 in 2005), the Fund's third quarter 2004 Form N-Q filing ($1,500), and the Fund's Debt Covenant Agreement for 2005 ($8,900).

(2) Tax services in connection with the Fund's excise tax calculations and review of the Fund's applicable tax returns.

     The Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the Fund ("Covered Services Provider") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Audit Committee, and the Chairperson shall report to the Audit Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than Credit Suisse or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

     The aggregate fees billed by PwC for non-audit services rendered to the Fund, Credit Suisse or Covered Service Providers for the fiscal years ended October 31, 2004 and October 31, 2005 were $0 and $394,000, respectively.

                                  COMPENSATION

     The following table shows certain compensation information for the Trustees for the fiscal year ended October 31, 2005. All officers of the Fund are employees of and are compensated by Credit Suisse. None of the Fund's executive officers or Trustees who are also officers or directors of Credit Suisse received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                                           TOTAL COMPENSATION FROM FUND
                                                 AGGREGATE COMPENSATION      AND FUND COMPLEX PAID TO
NAME OF TRUSTEE OR NOMINEE                            FROM THE FUND            TRUSTEE OR NOMINEE(1)
---------------------------                           -------------           ----------------------
INTERESTED NOMINEE FOR TRUSTEE:
Steven N. Rappaport                                   $           0               $      95,111

NON-INTERESTED TRUSTEES:
Enrique R. Arzac                                      $      18,500               $      92,417
Lawrence J. Fox                                       $      18,500               $      44,500

----------
(1) 47 funds comprise the Fund complex. See the "Trustees" table for the number of funds each Trustee serves.

THE FUND'S BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR TRUSTEE.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

     Based upon the Fund's review of filings made pursuant to Section 13 of the 1934 Act, as of February 23, 2006, the Fund had no knowledge that any shareholder beneficially owned 5% or more of the Fund's shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and trustees, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership with the SEC and the Fund.

     Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended October 31, 2005, all filing requirements applicable to such persons were complied with except for the following:

     A Form 3 was not timely filed to report Dennis M. Schaney's appointment as Chief Investment Officer of the Fund on April 21, 2005. A Form 3 was filed on May 19, 2005 to report this event.

SHAREHOLDER PROPOSALS

     Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2007 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than November 1, 2006. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of at least $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

     Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

     For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to, or mailed (by certified mail being recommended) to and received by, Credit Suisse High Yield Bond Fund c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

     Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

     The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2007 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

OTHER BUSINESS

     Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-293-1232, BY WRITING TO CREDIT SUISSE HIGH YIELD BOND FUND C/O CREDIT SUISSE ASSET MANAGEMENT, LLC AT 466 LEXINGTON AVENUE, 16TH FLOOR, NEW YORK, NEW YORK 10017, OR AT THE FUND'S WEBSITE AT http://www.credit-suisse.com/us. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                             CREDIT SUISSE
                                            HIGH YIELD BOND
                                                 FUND


                                            APRIL 20, 2006


SKU# DHY -Proxy -0406

1786-PS-06



                                                                  APRIL 20, 2006

                                      PROXY

                       CREDIT SUISSE HIGH YIELD BOND FUND

     This Proxy is Solicited on Behalf of the Board of the Credit Suisse High Yield Bond Fund

                 ANNUAL MEETING OF SHAREHOLDERS - APRIL 20, 2006

     The undersigned hereby appoints each of J. Kevin Gao and Karen Regan, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of Credit Suisse High Yield Bond Fund (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on April 20, 2006 at 2:00 p.m. New York time.

     PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                SEE REVERSE SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X]  Please mark votes as in this example.

     This proxy, if properly executed, will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the nominees in Proposal 1.

1.   Election of Trustees

       Nominees:             (01) James J. Cattano (three-year term)

                             (02) Steven N. Rappaport  (three-year term)

                             (03) Lawrence D. Haber  (one-year term)


FOR NOMINEES [ ]                        [ ] WITHHOLD FROM NOMINEES

     (INSTRUCTION: To withhold authority for any individual nominee, strike a line through such individual's name above.)

     The proxies are authorized to vote upon such other business that may properly come before the Meeting or any adjournment or adjournments thereof.

         VOTE THIS CARD TODAY

         By mail; phone (1-866-800-8817)

         MARK HERE FOR ADDRESS CHANGES AND NOTE AT LEFT [ ]

     NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:                  Date
          ---------------       ----------

Signature:                  Date
          ---------------       ----------